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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 11, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-27423                   51-0391303
(State of incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                No.)

                REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                      1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                             MOSCOW, RUSSIA 115114
                    (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

Exhibits

 DESIGNATION               DESCRIPTION
 -----------               -----------
     99.1           Golden Telecom, Inc. Press Release announcing fourth quarter and annual  2003 results.

Item 12. Results of Operations and Financial Condition.

         On March 11, 2004, Golden Telecom, Inc. issued a press release announcing fourth quarter and annual 2003 results. The press release is furnished as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              GOLDEN TELECOM, INC.
                                              (Registrant)

                                              By: /s/ David Stewart
                                                  ------------------------------
                                                  Name: David Stewart
                                                  Title: Chief Financial Officer
                                                  and Treasurer (Principal
                                                  Financial Officer)

Date: March 15, 2004


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                                 EXHIBIT INDEX


      DESIGNATION           DESCRIPTION
      -----------           -----------

          99.1 Golden Telecom, Inc. Press Release announcing fourth quarter and annual 2003 results.